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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-40122 and 333-40120) and Form S-8 (Nos. 33-42229, 333-64573, 333-30867, 333-74815 and 333-37338) of Masco Corporation
of our report dated February 14, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Detroit, Michigan
March 29, 2001